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                                                                 EXHIBIT 10.76



                           STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of May 31, 2000, by and between ValiGen N.V., a limited liability company organized under the laws of the Netherlands (the "Company"), and the undersigned purchaser (the "Purchaser").


      This Agreement is one of a number of substantially identical Stock Purchase Agreements which are being entered into by the Company and pursuant to which the Company is selling up to 3,294,107 shares (the "Authorized Number of Series A Shares"), or up to $35 million, of its Series A Convertible Preferred Stock, par value Euro .01 per share (the "Series A Stock"), and warrants to purchase Common Shares (defined below) to investors (such other agreements being referred to herein as "Other Purchase Agreements"). The sales of shares of Series A Stock under this Agreement and the Other Purchase Agreements are to be separate sales, and each of this Agreement and the Other Purchase Agreements are separate agreements.


                                   RECITALS

      WHEREAS, upon and subject to the terms and conditions contained in this Agreement, Purchaser desires to purchase from the Company, and the Company desires to sell to Purchaser, the number of shares of Series A Stock specified below (the "Shares") and having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company and the Certificate of Designation for the Series A Stock in the form attached hereto as Exhibit A (respectively, the "Articles" and the "Certificate of Designation");

      WHEREAS, in respect of the Shares so purchased the Purchaser will receive a warrant (a "Warrant") to acquire shares of common stock, par value Euro .01 per share (the "Common Shares"), of the Company in an amount equal to 55% of the number of such Shares at a purchase price of $12.50 per share;

      WHEREAS, as a further inducement to the Purchaser, the Company is granting to the Purchaser certain registration rights set forth herein;

      NOW, THEREFORE, in reliance on the truth and accuracy of the foregoing and in consideration of the representations, warranties, covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Purchaser agree as follows:

                                  ARTICLE 1
                                 THE PURCHASE

      1.1 Purchase and Sale. Upon and subject to the terms and conditions contained herein, the Company shall sell to Purchaser, and Purchaser shall purchase from the Company, the Shares and the Warrant (the "Transaction").

      1.2 Number of Shares. The number of shares of Series A Stock to be purchased and sold pursuant to this Agreement shall be 705,882.

      1.3 Purchase Price. The aggregate purchase price (the "Purchase Price") for the Shares and the Warrant to be paid by Purchaser to the Company shall be $7,499,996.25 equal to the product of the number of Shares to be purchased and sold pursuant to this Agreement multiplied by $10.625 per Share.

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      1.4 Deliveries.  At Closing (defined below):

             (a)    The Company shall deliver to Purchaser:

                    (i)     a certificate evidencing the Shares;

                    (ii)    the Warrant; and

                    (iii) certificates of officers of the company and opinions of United States and Netherlands counsel of the Company in form and substance reasonably acceptable to the Purchaser.

             (b)    Purchaser shall deliver to the Company;

                    (i)     the Purchase Price.

      1.5 Closing. The closing of the purchase and sale of the Shares contemplated hereby (the "Closing") shall be held on May 31, 2000 at 10:00 A.M. (New York Time) at the offices of Brown & Wood, One World Trade Center, New York, NY 10048, unless such date is extended by the Company upon written notice to Purchaser, but in no event shall (i) such extension be to a date later than thirty (30) days immediately following the date of this Agreement or (ii) the Closing take place unless at least $20 million of the Series A Stock has been previously sold or will be sold at the Closing.

      1.6 Subsequent Sales of Preferred Stock. The Company may sell up to the balance of the Authorized Number of Series A Shares and associated Warrant not sold pursuant to this Agreement to such additional investors as it may select, pursuant to Other Purchase Agreements substantially identical to this Agreement and at a price not less than $10.625 per share, provided that the sale occurs not later than thirty (30) days immediately following the date of this Agreement.

                                  ARTICLE 2
                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      Except as set forth in the Disclosure Schedule of the Company attached hereto (the "Company Disclosure Schedule"), the Company hereby represents and warrants to Purchaser as follows:

      2.1 Authority of the Company. The Company has all requisite authority to enter into this Agreement and to consummate the Transaction. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms.

      2.2 Organization and Good Standing of the Company and Subsidiaries.

             (a) The Company is a limited liability company, duly organized, validly existing and in good standing under the laws of the Netherlands, and has the requisite corporate power and authority to carry on its business as now being conducted. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, except where the failure to be so qualified would not have a Material Adverse Effect (as defined below) on the Company.

             (b) Each Subsidiary (as defined below) is a corporation or limited liability company, duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, is duly qualified to do business as a foreign corporation and is in good


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standing in each jurisdiction where such qualification is necessary, except where the failure to be so qualified would not have a Material Adverse Effect on the Company.

             (c) Except for directors qualifying shares, all of the outstanding capital stock or other voting securities of each Subsidiary is owned by the Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities).

      2.3 Capitalization; Ownership of the Shares. The authorized capital stock of the Company consists of 32,000,000 shares of common stock, par value Euro .01 per share ("Common Stock"), 6,000,000 preferred Shares Class A, nominal value Euro .01 per share, of which 3,294,107 shares will be designated Series A Convertible Preferred Stock, 6,000,000 preferred Shares Class B, nominal value Euro .01 and 6,000,000 preferred Shares Class C, nominal value Euro .01. Of these authorized amounts, 7,767,224 shares of Common Stock are issued and outstanding, and 2,577,909 shares of Common Stock are reserved for issuance pursuant to outstanding options and warrants. The Shares are, and upon issuance in accordance with the terms of the Articles, the Certificate of Designation and the Warrant, the shares of Common Stock issuable upon conversion of the Shares and exercise of the Warrant (collectively, the "Conversion Shares") shall be and all outstanding Shares of Common Stock are, and the shares issuable upon the exercise of outstanding options and warrants will be, validly issued, fully paid, and nonassessable, issued in full compliance with all applicable securities laws and without violation of any preemptive rights, with the rights, preferences, privileges and restrictions described in the Articles, and free and clear of any pledges, options, claims, liens, charges, encumbrances, and security interests of any kind or nature (collectively, "Liens") other than those created by Purchaser. The Company has the full right, power and authority to sell, transfer and deliver the Shares and, upon issuance in accordance with the terms of the Articles, the Conversion Shares, to Purchaser without obtaining the consent or approval of any person or governmental authority. Upon delivery of the certificate evidencing the Shares to Purchaser and Purchaser's payment of the Purchase Price in accordance with this Agreement, Purchaser will acquire the Shares free and clear of adverse claims, other than those created by Purchaser.
Section 2.3 of the Company Disclosure Schedule contains a list of all outstanding subscriptions, options, warrants, convertible securities or other rights or agreements to which the Company is bound relating to the issuance or sale of shares of the Company's capital stock or any other equity interest in the Company or obligating the Company to issue or sell any shares of the Company's capital stock or other equity interest in the Company.

      2.4 No Conflict. The execution, delivery and performance of this Agreement and the consummation of the Transaction do not conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Lien upon the Shares or any of the assets of the Company under, (i) the Articles or the articles of association or certificate of incorporation of any Subsidiary, (ii) any note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company or any Subsidiary, or (iii) any judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to the Company or any Subsidiary. No consent, approval, order, or authorization of, or registration, declaration or filing with, or notice to, any government or any court, administrative entity or commission or other governmental authority or agency (a "Governmental Entity") is required by or with respect to the Company or any Subsidiary in connection with the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the Transaction.

      2.5 Financial Statements. The financial statements (the "Financial Statements") of the Company's predecessors listed in Schedule 2.5 have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods reflected, except as may be indicated therein. The Financial Statements fairly present in all material respects the financial position of the Company's predecessors as of the dates thereof and the results of operations, stockholder's equity, and cash flows of the Company's predecessors for the periods then ended, subject to normal year-end adjustments and any other adjustments described therein. The pro forma financial statements (the "Pro Forma Statements") of the

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Company listed in Schedule 2.5 fairly present in all material respects the consolidated financial position of the Company at December 31, 1999, after giving pro forma effect to the to the transactions discussed in the notes to the Pro Forma Statement (assuming that such transactions occurred on the dates set forth in the Pro Forma Financial Statements) in conformity with generally accepted accounting principles.

      2.6 Undisclosed Liabilities. The Company and the Subsidiaries have no liabilities or obligations (whether accrued, absolute, contingent or otherwise) of the type required to be reflected on a balance sheet prepared in accordance with generally accepted accounting principles, except for liabilities or obligations (i) reflected or reserved against in the Financial Statements or the Pro Forma Statements, or (ii) incurred since the date thereof in the ordinary course of business, and which have not, individually or in the aggregate, had a Material Adverse Effect on the Company.

      2.7 Litigation. There is no suit, action, judicial or arbitral proceeding or investigation pending with respect to which the Company has received service of process or other formal notice, or to the knowledge of the Company threatened, against or affecting the Company or any Subsidiary that
(i) seeks to delay or prevent the consummation of, or would materially adversely affect the Company's ability to consummate, the Transaction, or (ii) individually or in the aggregate with any related such suit, action, proceeding or investigation, involves a claim against the Company in an amount, or which involves a claim of unspecified amount that would, if determined adversely to the Company, result in a Material Adverse Change with respect to the Company, nor is the Company or any Subsidiary in default under any material judgment, decree, injunction, or order of any Governmental Entity or arbitrator to which the Company or any of its assets is bound.

      2.8 Compliance with Laws; Company Permits. To the knowledge of the Company, (i) neither the Company nor any Subsidiary is in violation of any applicable law, rule, or regulation or any order of any Governmental Entity, and no investigation by any Governmental Entity concerning any such possible violation is pending or threatened, except for such violations which would not, individually or in the aggregate with any related such violation, reasonably be expected to result in a Material Adverse Effect, and (ii) the Company and the Subsidiaries hold or are a party to all licenses, permits, registrations, franchises, variances, exemptions, and other authorizations, consents, and approvals necessary to conduct its business as presently conducted, except for such failures to hold or be a party to such authorizations, consents and approvals which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the Company.

      2.9 Proprietary Rights.

             (a) The Company and the Subsidiaries own or have the right to use, free and clear of all liens and restrictions, or, to the knowledge of the Company, any third party claims, all material know-how, formulae, processes, inventions, designs, programs, patents, patent applications, trademarks, trade names, copyrights and other proprietary rights (collectively, "Proprietary Rights") used in the conduct of the Company's business as now conducted or proposed to be conducted in its business plan without, to the knowledge of the Company, infringing upon the right or claimed right of any person under or with respect to the foregoing. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trade names, copyrights or trade proprietary rights of any other person or entity. The Company and the Subsidiaries are not in default under any material term of any license or other agreement relating to such Proprietary Rights and, to the Company's knowledge, each party other than the Company and the Subsidiaries to each such license or other agreement is not in default thereunder. All such licenses and agreements are valid, enforceable and in full force and effect.

             (b) The Company and the Subsidiaries have taken security measures to protect the secrecy, confidentiality, and value of all the Proprietary Rights, which measures are reasonable and customary in the industry in which the Company and the Subsidiaries conduct business. Each of the Company's employees, consultants, and other persons who, either alone or in concert with others, developed, invented,


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discovered, derived, programmed or designed any of the Proprietary, or who has knowledge of or access to information about any Proprietary Rights, has entered into a written agreement (i) providing that the Proprietary Rights and other information are proprietary to the Company and are not to be divulged or misused and (ii) transferring to the Company, without any further consideration being given therefor by the Company, all of such employee's, consultant's, or other person's rights, title and interest in and to such Proprietary Rights with respect to such Proprietary Rights and information.
The Company is not aware that any of its employees, consultants or prospective employees who have signed such agreements is in violation thereof, nor is it aware that any former employee or consultant has made any claim of ownership in or rights with respect to any of the Proprietary Rights.

      2.10 Business Plan. The business plan dated March 2000, a copy of which was provided to the Purchaser, sets forth management's current plans and objectives for the Company in all material respects.

      2.11 Contracts. Neither the Company nor the Subsidiaries is in material breach of any contract the breach of which is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on the Company.

      2.12 No Brokers. No broker, investment banker, financial advisor or other person, is entitled to any broker's, finder's, financial advisors or similar fee or compensation in connection with the Transaction based upon arrangements made by or on behalf of the Company.

                                  ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Except as set forth on the Disclosure Schedule of Purchaser attached hereto (the "Purchaser Disclosure Schedule"), Purchaser represents and warrants to the Company as follows:

      3.1 Organization, Standing and Corporate Power. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and has the requisite corporate power and authority to carry on its business as now being conducted. Purchaser is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business and operations makes such qualification or licensing necessary.

      3.2 Authority. Purchaser has all requisite corporate power and authority to enter into this Agreement and to consummate the Transaction. The execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the Transaction have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser. This Agreement constitutes a valid and binding obligation of Purchaser, enforceable in accordance with its terms.

      3.3 No Conflict. The execution, delivery and performance of this Agreement and the consummation of the Transaction will not conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Lien upon any of the assets of Purchaser under, (i) the charter documents of Purchaser, (ii) any note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession franchise or license applicable to Purchaser or its assets, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to Purchaser or its assets. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any Governmental Entity or any other person is required by or with respect to Purchaser in connection with the execution, delivery or performance of this Agreement by Purchaser or the consummation by Purchaser of the Transaction.



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      3.4 Investment Intent; Ability to Bear Risk. Purchaser is acquiring the
Shares, the Warrant and the underlying Conversion Shares solely for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Shares, the Warrant or the underlying Conversion Shares. Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, or an entity in which all of the equity owners are accredited investors as described in Rule 501(a)(8) under the Securities Act. Purchaser understands that the Shares, the Warrant and the underlying Conversion Shares may not be resold except in compliance with the registration requirements of the Securities Act of 1933, as amended, unless an exemption therefrom is available. Purchaser understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities. Purchaser is familiar with the business in which the Company conducts its operations, and has the requisite business and financial knowledge and experience to evaluate the merits and risks of its acquisition of the Shares, the Warrant and the underlying Conversion Shares.

      3.5 No Public Offering. The Purchaser understands that the Shares and the Warrant are being offered in a transaction not involving any public offering within any jurisdiction and the Shares, the Warrant and the Conversion Shares have not been registered under the applicable securities laws of any jurisdiction, and the Shares, the Warrant and, with appropriate modification, any Conversion Shares, will bear a restricted transfer legend unless the Company determines otherwise in compliance with applicable law.

      3.6 Joint Transfers of Shares and Warrant. The Purchaser agrees, on its own behalf and on behalf of each account for which the Purchaser acquires Shares and related Warrants, that if at any time the Purchaser owns Shares the Purchaser seeks to offer, resell, pledge or otherwise transfer any Shares or related Warrants, no such attempted resale or other transfer will be recognized by the Company, the Registrar for the Shares and Warrants or any other agents of the Company unless any such transfer is a joint transfer of Shares and related Warrants.

      3.7 Exculpation and Acknowledgments. Purchaser acknowledges that it has made all investigations and conducted all due diligence it deems necessary with respect to the Company and its investment in the Shares and the underlying Conversion Shares and that neither any shareholder of the Company nor the Company, nor any other person acting on behalf of any of them, has made any representation or warranty, express or implied, as to the condition, merchantability, suitability or fitness for any particular purpose of any of the assets owned or used by the Company, or made any representation or warranty regarding the Company or any other matter relating to the Company except as expressly set forth in this Agreement (including the Company Disclosure Schedule). Purchaser acknowledges that all forward-looking information received from or made available by or on behalf of the Company, including projected statements of revenues, cash flow and other business and financial condition and results, contain numerous uncertainties inherent in attempting to make estimates, projections and other forecasts, are not warranties of future performance or financial results, and involve numerous assumptions about risks and events that are difficult to predict and many of which are beyond the control of the Company, their financial advisers, and other agents. Purchaser further acknowledges that it is familiar with such uncertainties and assumptions, that it takes full responsibility for making its own independent evaluation of possible future revenues, income, cash flow, and other and financial condition and results, that it understands and has taken into account the likelihood that actual future results will differ, perhaps materially, from those reflected in any such forward-looking statements, and that Purchaser shall have no claim against the Company, its affiliates, its representatives, or other agents with respect to any such forward-looking information.

      3.8 Sufficient Funds. Purchaser possesses liquid capital or sources therefor committed in writing sufficient to enable Purchaser to consummate the Transaction and timely perform all of its obligations hereunder.


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

      3.9 No Brokers. No broker, investment banker, financial advisor or other person is entitled to or may be paid any broker's, finder's, financial advisor's or similar fee or commission in connection with the Transaction based upon arrangements made by or on behalf of Purchaser or its affiliates.

                                  ARTICLE 4
                                  COVENANTS

      4.1 Pre-emptive Rights. In the event that, at any time prior to a Qualified IPO, the Company shall offer to sell any equity securities, or any securities convertible into or exercisable or exchangeable for equity securities for cash (other than pursuant to the exercise of the Warrants or of any other warrants, options, or other rights to acquire shares existing on the date hereof and other than in connection with any "corporate partnership" agreement), the Purchaser shall be entitled to 20 days prior written notice of such offer and to acquire shares on the same terms as such shares were offered. The Purchaser shall be entitled to purchase (a) that number of shares as will maintain the Purchaser's then existing ownership percentage of the Company's capital stock, on a fully diluted basis or (b) in the event of a sale of equity securities which follows a sale (or sales) of shares in connection with a "corporate partnership" agreement, that number of shares as will allow the Purchaser to regain its ownership percentage of the Company's capital stock as in existence immediately prior to such sale (or sales).

      4.2 Protective Rights.

             (a) If the Company has not made the required filings for a Qualified IPO within one year from the date hereof and has not completed a Qualified IPO within one year and three months from the date hereof, in addition to the voting rights provided under law, the written approval of the holders of at least 55% of the Series A Stock will be required prior to the Company taking the following actions:

                    (i) issue any capital stock senior to or on parity with the Series A Stock, if the price per share of the underlying common stock is less than $10.625 (subject to appropriate adjustment for stock splits and similar events);

                    (ii) increase the number of shares reserved for issuance under any plan or arrangement providing for the issuance of equity securities of the company to employees, consultants or directors;

                    (iii) incur any indebtedness for borrowed money or guaranty any indebtedness in excess, in the aggregate, of $4,000,000; or

                    (iv) effect a sale or other conveyance of all or substantially all the assets of the Company including any such transaction accomplished through any consolidation or merger, in any case, where the consideration received by the Company or its shareholders is less than one and one-half times the Purchase Price (on an as-if-converted basis and subject to appropriate adjustment for stock splits and similar events).

             (b) Without the written approval of the holders of at least 55% of the Series A Stock, the Company shall not:

                    (i) Complete a public offering unless such offering is a Qualified IPO;

                    (ii) amend the Company's Articles of Association if such action would alter the preferences, rights, privileges or powers of the Series A Stock, or increase or decrease the total number of authorized shares of the Series A Stock or decrease or reclassify the authorized common stock into a lesser number of shares;


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                    (iii)   unless unanimously approved by disinterested
managing directors, enter into any agreements, directly or indirectly, other than agreements for the purchase of equity securities with respect to which the preferred shareholders have preemptive rights pursuant to Section 4.1, with directors, officers, employees, or stockholders who own a more than 5% common share interest of the Company (assuming exercise of all outstanding options), other than any such agreements approved by the board which the board determines in good faith are at fair market value;

                    (iv) reclassify any stock ranking on a parity with or junior to the Series A Stock into shares having any preference over or being on parity with the Series A Stock; or

                    (v) pay or declare any dividend or redeem, repurchase or acquire or grant any right or warrant to subscribe to any class of capital stock to the holder any share of stock ranking on a parity with or junior to the Series A Stock (except for shares repurchased from employees, consultants, or directors pursuant to plans approved by the Board of Managers).

                                  ARTICLE 5
                               INDEMNIFICATION

      5.1 Survival of Representations and Warranties. Solely for purposes of Sections 5.2 and 5.3, the representations and warranties contained in this Agreement shall survive until 18 months after the date of this Agreement.

      5.2 Indemnification by the Company. The Company shall indemnify and hold harmless Purchaser and its affiliates against any losses, liabilities, damages, claims, costs, expenses, interest, awards, and judgments, including reasonable attorneys' fees and expenses and costs of investigation, but excluding consequential damages, punitive damages, lost profits, diminution in value, damage to reputation or the like (collectively, other than such excluded items, "Losses") actually suffered or incurred by any such indemnified party arising out of or resulting from (i) the breach of any representation and warranty made by the Company in this Agreement, or (ii) the breach of any covenant or agreement by the Company contained in this Agreement.

      5.3 Indemnification by Purchaser. Purchaser shall indemnify and hold harmless the Company against any Losses actually suffered or incurred by it arising out of or resulting from (i) the breach of any representation and warranty made by Purchaser in this Agreement, or (ii) the breach of any covenant or agreement by Purchaser contained in this Agreement.

      5.4 Losses Net of Insurance. The amount of any Losses under this Article 5 shall be determined net of any related amounts recovered or recoverable by the indemnified party under insurance policies, indemnities or other reimbursement arrangements with respect to such Losses.

      5.5 Exclusive Remedy. The indemnification provided in this Article 5, subject to the limitations set forth herein, shall be the exclusive remedy available to an Indemnified Party for any breach of a representation, warranty, covenant, or other agreement contained in this Agreement.

                                  ARTICLE 6
                             REGISTRATION RIGHTS

      6.1 Demand Registration.

             (a) Any Purchaser may make a written request to the Company for registration pursuant to this Agreement of all of the Registrable Securities held by such Purchaser (a "Demand Registration"), such request specifying the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof, and the Company will, within 10 days after receipt of such request give written notice of


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such requested registration to all other Purchasers. The Company thereupon, except as expressly provided herein, will use reasonable efforts to affect such Demand Registration in the jurisdiction and under the Securities Act of such jurisdiction selected by the Company of (x) the Registrable Securities included in the initial request for registration and (y) all other Registrable Securities the holders of which have made written request to the Company for registration thereof within 15 days after the receipt of such written notice from the Company; provided, that each Purchaser may only request one Demand Registration hereunder, such Demand Registrations may only be requested during the period commencing 180 days after the Company's initial public offering and ending on the fifth anniversary of the closing of a firm commitment underwritten public offering of shares of Common Stock of the Company for a total offering of not less than $20 million (before deduction of underwriters commissions and expenses) and a pre-IPO valuation of the Company of at least 200% of the original purchase price of the Series A Stock (a "Qualified IPO"), and the Company shall not be required to effect more than one registration during any one year period. Notwithstanding the preceding proviso, any Purchaser which acquires shares of Series A Stock with an aggregate Purchase Price in excess of $5 million shall be entitled to request two Demand Registrations, subject to the other terms and conditions of this Agreement. A registration will not count as a Demand Registration until it has become effective under the applicable Securities Act.

             (b) If the Purchasers who initiated the request for registration intend to sell their Registrable Securities by means of an underwriting (whether on a "best efforts" or a "firm commitment" basis), they shall so advise the Company as part of their request, and the Company shall include such information in the notice to the other Purchasers. In the event, the other Purchasers shall have the right to include their shares of Registrable Securities in the underwriting. The managing underwriter for such offering and the Securities Act under which such offering is registered shall be selected by the Board of Managers of the Company.

             (c) If the Company shall furnish to the Purchasers so requesting registration a certificate signed by the Company's Chairman, Chief Executive Officer or President stating that in such officer's good faith judgment it would be seriously detrimental or otherwise disadvantageous to the Company and its shareholders for such a registration statement to be filed as expeditiously as possible, the Company shall have a period of not more than 120 days within which to file such registration statement measured from the date of the Company's receipt of such Purchaser's request for registration in accordance with Section 6.1 hereof; provided, however, that the Company may not utilize this right more than once in any one-year period.

             (d) Notwithstanding anything else contained herein, the Company shall not be required to effect a Demand Registration pursuant to this
Section 6.1 unless the aggregate value of the Registrable Securities to be registered in such offering exceeds $5,000,000.

      6.2 Piggy-back Registration. If, at any time, the Company files a registration statement in any jurisdiction under the Securities Act of such jurisdiction with respect to an offering of its Common Stock (i) for the Company's own account (other than a registration statement on Form S-4 or S-8 or any substitute or equivalent form that may be adopted by the Commission in such jurisdiction or a registration statement with respect to the first registered offering of the Company's Common Stock to the public) or (ii) for the account of any holders of its Common Stock, then each Purchaser shall be entitled to register such number of shares of Registrable Securities as such Purchaser may timely request on the same terms and conditions as the Company's or such Purchaser's registration (a "Piggy-back Registration"); provided, that the Purchasers shall have this right only (i) if the underwriters for the primary offering approve that secondary shares be included and (ii) the shares to be sold by the Purchasers shall not exceed 30% of the total number of shares offered.

      6.3 Reduction of Offering. Notwithstanding anything contained herein, if the managing underwriter of an offering described in Section 6.1 or Section
6.2 hereof delivers a written opinion to the Company that the amount of Registrable Securities requested to be included in such offering by the Purchasers, the Company and any other persons exceeds the amount of such Registrable Securities which can be successfully sold in such offering, then the amount of Registrable Securities to be offered for the account of each Purchaser shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter; provided, that the amount of Registrable Securities to be offered for the account of each participating Purchaser shall be reduced only after the amount of securities to be offered for the account of the Company and all securityholders who do not have registration rights pursuant to this Agreement has been reduced to zero.

      6.4 Procedures. Whenever any Purchaser requests that any Registrable Securities be registered pursuant to Section 6.1 hereof, the Company will use reasonable efforts to effect the registration of such Registrable Securities as promptly as is practicable in the jurisdiction selected by the Company for such registration under the Securities Act of such jurisdiction, and in connection with any such request:

             (a) The Company will as expeditiously as possible prepare and file with the Commission of such jurisdiction a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than three months or such shorter period in which the disposition of all securities in accordance with the intended methods of disposition set forth in such registration statement shall be completed, and to comply with the provisions of such Securities Act (to the extent applicable to the Company) with respect to such dispositions.

             (b) The Company will furnish to each participating Purchaser and each managing underwriter, if any, such number of copies of such registration statement, or any amendment or supplement thereto (in each case including all exhibits thereto) and the prospectus included in such registration statement (including each preliminary prospectus), in each case in conformity with the requirements of such Securities Act, as each such Purchaser or underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

             (c) The Company will provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

             (d) The Company will use its reasonable efforts to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of any political subdivisions of the jurisdiction in which the Company has selected to register the Registrable Securities as each Purchaser reasonably requests; provided that the Company will not be required to (A) qualify generally to do business in any such political subdivision where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such political subdivision or (C) consent to general service of process in any such political subdivision.

             (e) The Company will as promptly as is practicable notify each Purchaser, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchaser of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to each Purchaser and to the underwriters any such supplement or amendment. Each Purchaser agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, such Purchaser will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by such Purchaser and the underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, such Purchaser will deliver to the Company all copies, other than permanent file copies then in such Purchaser's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in paragraph (a) above by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Purchasers such supplemented or amended prospectus.

             (f) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

             (g) The Company will use its best efforts to obtain a cold comfort letter from the Company's independent public accountants, in customary form and covering such matters of the type customarily covered by cold comfort letters in such transactions.

             (h) The Company will make available for inspection by any participating Purchaser, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Purchaser or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, managing directors and employees to supply all information reasonably requested by any such Purchaser, underwriter, attorney, accountant or agent in connection with such registration statement.

             (i) The Company will use its best efforts to cause all such Registrable Securities to be listed on the securities exchange in such jurisdiction on which similar securities issued by the Company are then listed.

      The Company may require, as a condition precedent to its registration obligations under this Article 6, that each Purchaser promptly furnish in writing to the Company such information regarding such Purchaser, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

      6.5 Registration Expenses. All expenses incurred by the Company in connection with the Company's performance of or compliance with this Article 6, including, without limitation: (i) all registration and filing fees (including for filings with the Commission and/or any Self Regulatory Organization in the jurisdiction selected by the Company for registration of Registrable Securities), (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities) of the jurisdiction selected by the Company for registration of Registrable Securities, (iii) printing expenses, (iv) fees and expenses incurred in connection with the listing of the Registrable Securities, and (v) fees and expenses of counsel and independent certified public accountants for the Company (all such expenses being herein called "Registration Expenses"), and fees and expenses of one counsel for the participating Purchasers shall be paid by the Company except as otherwise expressly provided in this Section
6.5. Each participating Purchaser shall pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any out-of-pocket expenses of such Purchaser.

      6.6 Other Conditions Relating to Registrations. The Company shall not be required to furnish any audited financial statements at the request of any Purchaser other than those statements customarily prepared at the end of its fiscal year, unless (i) the requesting Purchaser shall agree to reimburse the Company for the out-of-pocket costs incurred by the Company in the preparation of such other audited financial statements or (ii) such other audited financial statements shall be required by the Commission in the jurisdiction selected by the Company for registration of Registrable Securities as a condition to declaring a Demand Registration effective under the Securities Act of such jurisdiction.

      6.7 Indemnification by the Company. The Company hereby agrees to indemnify, to the extent permitted by law, each Purchaser, its officers and directors, if any, and each person, if any, who controls such Purchaser within the meaning of the Securities Act of the jurisdiction selected by the Company for any registration under this Article 6, against all losses, claims, damages, liabilities and expenses under such

Securities Act, applicable securities laws of any political subdivision in such jurisdiction, common law or otherwise caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company has furnished any amendments or supplements thereto) or any preliminary prospectus, which registration statement, prospectus or preliminary prospectus shall be prepared in connection with a Demand Registration, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing to the Company by such Purchaser in connection with a Demand Registration, provided the Company will not be liable pursuant to this Section 6.7 if such losses, claims, damages, liabilities or expenses have been caused by (a) any Purchaser's failure to deliver a copy of the registration statement or prospectus, or any amendments or supplements thereto, after the Company has furnished such Purchaser with a sufficient amount of copies of the same or (b) any untrue statement or omission based upon information furnished to the Company by such Purchaser or controlling person for use in connection with the offering of securities.

      6.8 Indemnification by the Purchasers. In connection with any registration statement in which a Purchaser is participating, each such Purchaser shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall indemnify, to the extent permitted by law, the Company, its managing directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act of the jurisdiction selected by the Company for any registration under this Article 6, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus of any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages, liabilities or expenses are caused by an untrue statement or alleged untrue statement contained in or by an omission or alleged omission from information so furnished in writing by such Purchaser in connection with the Demand Registration; provided that no such Purchaser shall be liable under this Section 6.8 for any amounts exceeding the product of (i) the offering price per share of Registrable Securities pursuant to the registration statement in which such Purchaser is participating, multiplied by (ii) the number of shares of Registrable Securities being sold by such Purchaser pursuant to such registration statement. If the offering pursuant to any such registration is made through underwriters, each such Purchaser agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each person who controls such underwriters within the meaning of the Securities Act of the jurisdiction selected by the Company for any registration under this Article 6 to the same extent as hereinabove provided with respect to indemnification by such Purchaser of the Company.

      6.9 Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under Section 6.7 or Section 6.8 of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnifying party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the indemnifying party. Notwithstanding the above, the indemnified party will have the right to employ counsel of its own choice in any such action or proceeding if the indemnified party has reasonably concluded that there may be defenses available to it which are different from or additional to those of the indemnifying party, or counsel to the indemnified party is of the opinion that it would not be desirable for the same counsel to represent both the indemnifying party and the indemnified party because such representation might result in a conflict of interest (in either of which cases the indemnifying party will not have the right to assume the defense of any such action or proceeding on behalf of the indemnified party or parties and such legal and other expenses will be borne by the indemnifying party). An indemnifying party will not be liable to any indemnified party for any settlement of any such action or proceeding effected without the consent of such indemnifying party.

      6.10 Contribution. If the indemnification provided for in Section 6.7 or
Section 6.8 is unavailable under applicable law to an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) of this sentence is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the sale (before deducting expenses) by the Company of any securities in the offering giving rise to such losses, claims, damages, liabilities and expenses. Benefits received by any Purchasers shall be deemed to be equal to the total net proceeds from the sale (before deducting expenses) by such Purchasers of any securities in such offering. Benefits received by any underwriter shall be deemed to be equal to the total discounts and commissions received by such underwriter in connection with such offering. The relative fault of the Purchasers on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Purchasers or by the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Purchasers' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a registration statement, and not joint.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.10 were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 6.10, an indemnifying party that is a Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder. The provisions of Sections 6.7, 6.8, 6.9 and 6.10 of this Agreement shall survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any Purchaser or any termination of this Agreement.

      The indemnity and contribution provisions contained in Sections 6.7, 6.8, 6.9 and 6.10 of this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Purchaser or any person controlling any Purchaser and (iii) the sale of any Registrable Securities by any Purchaser.

             6.11 Transfer of Registration Rights. The registration rights of any Purchaser under this Article 6 may be transferred by such Purchaser to a transferee of its Registrable Securities who agrees in writing to be bound by the provisions of this Agreement (a) if such transferee acquires at least 20% of such Purchaser's Registrable Securities (or, if the transferring Purchaser acquired registration rights through a transfer pursuant to this
Section 6.11, at least 20% of the Registrable Securities held by the original party to this Agreement), or (b) if such transferee is a partner or stockholder of such Purchaser, without restriction as to the minimum amount acquired.

             6.12 "Market Stand-Off" Covenant. Each Purchaser hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company following the effective date of any registration statement of the Company filed under a Securities Act (not exceeding 180 days or such longer period following such effective date as may be required by law or regulation), such Purchaser shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale or grant of any option to purchase or otherwise transfer or dispose of), other than to donees who agree to be similarly bound, any Registrable Securities at any time during such period except Registrable Securities which may be included in such registration; provided, however, that:

                    (a) such agreement shall be applicable only to any such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

                    (b) all officers and managing directors of the Company will enter into similar agreements and the Company will use reasonable efforts to cause holders of restricted securities of the Company to enter into similar agreements; and

                    (c) such agreement shall expire five years after the initial public offering.

                                  ARTICLE 7
                           MISCELLANEOUS PROVISIONS

             7.1 Expenses. All costs and expenses incurred in connection with this Agreement and the Transaction shall be paid by the party incurring such expenses.

             7.2 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or delivered by internationally recognized overnight courier (providing proof of delivery) or sent by facsimile transmission to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                    (a)    if to the Company, to:

                           ValiGen N.V.
                           c/o ValiGene S.A.
                           Tour Neptune 92086
                           Paris-La-Defense
                           Attention:  Jean Louis Pourny, President & CEO
                           Telephone: 33-1-47-67-66-00
                           Fax: 33 1 49 06 07 15

                    (b) if to Purchaser, to the address set forth on the signature page hereof



All such communications shall be deemed to have been duly given: (A) in the case of a communication delivered by hand, when personally delivered; (B) in the case of a communication sent by facsimile, upon transmission subject to telephone confirmation of receipt; and (C) in the case of a communication sent by Federal Express or other recognized overnight courier service, on the date delivered at the designated address.

             7.3 Certain Definitions.  For purposes of this Agreement:

                    (a) an "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such first person.

                    (b) "Commission" shall mean the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act, and any equivalent agency in any jurisdiction outside the United States.

                    (c) "Common Stock" shall mean the ordinary shares, nominal value Euro .01 per share, of the Company.

                    (d) "Demand Registration" shall have the meaning set forth in Section 2.1.

                    (e) "Material Adverse Change" or "Material Adverse Effect", when used in reference to the Company or Purchaser, means any change or effect that, individually or in the aggregate with other changes or effects of such type, is materially adverse to the business, operations, assets, properties, condition, (financial or other) or results of operations of such person and its subsidiaries taken as a whole; provided, however, that a decline in general economic conditions or matters generally affecting companies engaged in the business of the Company shall not be deemed to be a "Material Adverse Change" or to have a "Material Adverse Effect."

                    (f) "person" means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or other entity;

                    (g) "Preferred Stock" shall mean the Series A preferred shares, nominal value Euro .01 per share, of the Company.

                    (h)    "Qualified IPO" shall have the meaning set forth in
Section 6.1.

                    (i) "Registration Expenses" shall have the meaning set forth in Section 2.4.

                    (j) "Registrable Securities" shall mean all shares of Common Stock received by Purchasers upon conversion of Preferred Stock or exercise of the Warrants, including Common Stock issued in respect thereof pursuant to stock splits, stock dividends and similar distributions with respect to such shares, and any securities of the Company granted registration rights pursuant to Section 4.9 of this Agreement.

                    (k) "Securities Act" shall mean the U.S. Securities Act of 1933, as amended, or any similar U.S. federal statute and the rules and regulations of the Commission thereunder, and any similar statute of any non-U.S. jurisdiction, all as the same shall be in effect at the time.

                    (l) "Self Regulatory Organization" shall mean the National Association of Securities Dealers, Inc. in the United States and any similar organization in any non-U.S. jurisdiction.

                    (m) "Subsidiary" shall mean any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

                    (n) "Warrants" shall mean the Warrants to Purchase Ordinary Shares of ValiGen NV dated as of May 31, 2000.

      7.4 Amendment; Waiver. This Agreement may be amended by an instrument in writing signed on behalf of the Company and the Purchasers of 50% or more of the Authorized Number of Series A Shares sold. Either party may (a) extend the time for the performance of any of the obligations or other acts of the other party, or (b) waive compliance with any of the agreements contained in this Agreement. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided.

      7.5 Interpretation. A reference made in this Agreement to a Section or Exhibit shall be to a Section of, or an Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation" unless otherwise stated to the contrary.

      7.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

      7.7 Entire Agreement. This Agreement, which includes the Disclosure Schedules hereto, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

      7.8 Governing Law. Except to the extent that the corporation law of the Netherlands shall be applicable with respect to matters relating to the internal corporate affairs of the Company, this Agreement and (unless otherwise provided) all amendments, supplements, waivers and consents relating thereto or hereto shall be governed by and construed in accordance with the laws of the State of New York.

      7.9 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by either of the parties without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns, enforceable in accordance with its terms, except as such validity, binding nature and enforceability may be affected by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights.

      7.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein, so long as the economic and legal substance of the transactions contemplated hereby are not affected in a manner materially adverse to either party hereto.

      7.11 No Third Party Beneficiaries. This Agreement is not intended to confer any rights or remedies upon any person other than the parties hereto.

      IN WITNESS WHEREOF, the undersigned have each caused this Agreement to be signed by their respective officers, thereunto duly authorized, as of the date first written above.

                                     VALIGEN N.V.



                                     By:    /s/Jean Louis Poumy



                                     Name:  Jean Louis Pourny
                                     Title:  President & CEO



                                     PURCHASER



                                     By:    /s/ Carl Goldfischer



                                     Name: Carl Goldfischer
                                     Title: CFO

                                     Address of Record for Corporate Purposes:

                                     180 Varick Street
                                     New York, NY  10014